                                                                   EXHIBIT 10.23


                                FIRST AMENDMENT


                                      to


                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     among


                         AMBAC ASSURANCE CORPORATION,


                                VARIOUS BANKS,


                             BANK OF AMERICA, NA,
                             as Syndication Agent,


                             THE BANK OF NEW YORK,
                            as Documentation Agent


                                      and


                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as Agent


                      __________________________________

                         Dated as of December 2, 1999

                      __________________________________

                                FIRST AMENDMENT

          THIS FIRST AMENDMENT, dated as of December 2, 1999 (this "Amendment"),
                                                                    ---------
among AMBAC ASSURANCE CORPORATION, a Wisconsin stock insurance corporation (the "Borrower"), the financial institutions which have executed this Amendment below
 --------
as Banks (as defined below), BANK OF AMERICA, NA, acting in its capacity as Syndication Agent pursuant to Section 11 of the Original Credit Agreement (as defined below), as amended hereby (in such capacity, the "Syndication Agent"),
                                                          -----------------
THE BANK OF NEW YORK, acting in its capacity as Documentation Agent pursuant to
Section 11 of the Original Credit Agreement, as amended hereby (in such capacity, the "Documentation Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH,
               -------------------
acting in its capacity as Agent pursuant to Section 11 of the Original Credit Agreement, as amended hereby (in such capacity, the "Agent").
                                                     -----

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Borrower, certain of the Banks and the Agent are parties to the Amended and Restated Credit Agreement, dated as of December 2, 1998, as supplemented as of May 3, 1999 (the "Original Credit Agreement" and, as amended
                                     -------------------------
by this Agreement and from time to time hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
                                           ----------------

          WHEREAS, at the request of the Borrower, the parties hereto have agreed, upon the terms and subject to the conditions hereinafter set forth, to extend the Expiry Date (as defined in the Credit Agreement), to increase the aggregate Commitments of the Banks from $575,000,000 to $750,000,000 and modify the Commitments (as defined in the Credit Agreement) of certain Banks, to provide for the appointment of the Syndication Agent and the Documentation Agent and otherwise to modify the Original Credit Agreement in certain respects;

          NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE I

                       MODIFICATIONS TO CREDIT AGREEMENT

          Section 1.01.  Defined Terms.  Except as otherwise specified herein,
                         -------------
terms used in this Amendment and defined in the Credit Agreement shall have the meanings provided therein.

          Section 1.02.  Extension of Expiry Date.  Section 3.04 of the Original
                         ------------------------
Credit Agreement is hereby amended to replace the date "December 2, 2005" appearing therein with the date "December 2, 2006."

          Section 1.03.  Increase of Commitments.
                         -----------------------

               (a) The aggregate Commitments of the Banks are hereby increased from $575,000,000 to $750,000,000, and the Commitments of the respective Banks and the other information set forth in Schedule 1 to the Credit Agreement are hereby amended and restated to read as set forth on Schedule 1 to this Amendment.

               (b) Each Bank which is a party hereto and is not a party to the Original Credit Agreement hereby (i) confirms that it has received a copy of the Original Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Syndication Agent, the Documentation Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (iv) to the extent legally entitled to do so, agrees to provide to the Borrower on or before the Amendment Effective Date (as defined in Section 4.05 below) the forms described in the penultimate sentence of Section 12.04(b) of the Credit Agreement. The initial address for each such Bank for purposes of
     Section 12.03 of the Credit Agreement shall be as set forth opposite such Bank's signature to this Amendment.

          Section 1.04.  Section 10.03.  Section 10.03 of the Credit Agreement
                         -------------
is hereby amended and restated to read in its entirety as follows:

               "Section 10.03. Covenants. The Borrower or any of its
                               ---------
     Subsidiaries shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(e), 8.08, 8.09, 8.10, 8.11, 8.12 or 9 hereof and such default shall continue unremedied for a period of 15 Business Days after written notice to the Borrower by the Agent or Bank, or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 10.01 and 10.02 and clause (i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or any Bank; or".

          Section 1.05.  Agents.  Section 11.01 of the Original Credit Agreement
                         ------
is hereby amended to add the following two paragraphs at the end thereof.

               "The Banks hereby designate Bank of America, NA as Syndication Agent to act as specified in the Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Syndication Agent to take such action on its behalf under the provisions of the Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Syndication Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Syndication Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees. For purposes of Sections 11.02 through 11.08 hereof, the term

     "Agent" shall also include Bank of America, NA in its capacity as Syndication Agent.

               "The Banks hereby designate The Bank of New York as Documentation Agent to act as specified in the Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Documentation Agent to take such action on its behalf under the provisions of the Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Documentation Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Documentation Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees. For purposes of Sections 11.02 through 11.08 hereof, the term "Agent" shall also include The Bank of New York in its capacity as Documentation Agent."

                                  ARTICLE II

                     CONDITIONS PRECEDENT TO EFFECTIVENESS

          This Amendment shall become effective as of the Amendment Effective Date, subject to the satisfaction (or waiver by the Banks) of the following conditions:

          Section 2.01.  No Default; Representations and Warranties.  There
                         ------------------------------------------
shall exist no Default or Event of Default, and all representations and warranties set forth herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (or, in the case of any such representation or warranty which expressly refers by its terms to a specified date, as of such specified date).

          Section 2.02.  Execution of Amendment; Notes, etc.
                         -----------------------------------

               (a) The Borrower, each Bank, the Agent, the Syndication Agent and the Documentation Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office.

               (b) There shall have been delivered to each Bank having a new or modified Commitment pursuant to this Amendment a Note executed by the Borrower in the amount, maturity and as otherwise provided in the Credit Agreement.

               (c) The Borrower, each Bank and the Agent shall have signed a copy of an amendment and restatement, dated as of the date of this Amendment, of the letter agreement, dated as of December 10, 1998, which was entered into pursuant to Section 3.01(a) of the Original Credit Agreement and sets forth the basis for the calculation of the Commitment Fees (such amendment and restatement, together with this Amendment and the additional Notes described in Section 2.02(b), the "Amendment Documents").
                                                         -------------------

          Section 2.03.  Opinions of Counsel.
                         -------------------

               (a) The Agent shall have received an opinion addressed to it and the Banks and dated the Amendment Effective Date (i) from Stephen D. Cooke, Esq., Senior Vice-President and General Counsel of the Borrower covering the matters set forth in Exhibit A-1, (ii) from Shearman & Sterling, special New York counsel to the Borrower covering the matters set forth in Exhibit A-2, (iii) from DeWitt Ross & Stevens SC, special Wisconsin counsel to the Borrower covering the matters set forth in Exhibit A-3 [and (iv) from Sullivan & Worcester LLP, counsel to the Agent, in form and substance satisfactory to it].

               (b) The Borrower shall have received an opinion addressed to each of the Borrower, Moody's and S&P and dated the Amendment Effective Date from counsel to each Bank having a new or modified Commitment pursuant to this Amendment, in form and substance satisfactory to each of them.

          Section 2.04.  Corporate Documents; Proceedings.
                         --------------------------------

               (a) The Agent shall have received a certificate, dated the Amendment Effective Date, signed by the President or any Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit B with appropriate insertions, together with copies of the resolutions of the Borrower referred to in such certificate.

               (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Amendment and the other Credit Documents shall be satisfactory in form and substance to the Agent, and it shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          Section 2.05.  Adverse Change, Rating, etc.
                         ---------------------------

               (a) Nothing shall have occurred (and no Bank shall have become aware of any facts or conditions not previously known) which such Bank shall reasonably determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of such Bank, or on the ability of the Borrower to perform its obligations to such Bank or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

               (b) All necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by this Amendment and the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated hereby or by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans.

               (c) On the Amendment Effective Date, the Borrower's Rating assigned by Moody's and S&P shall be Aaa and AAA, respectively.

          Section 2.06.  Litigation.  No litigation by any entity (private or
                         ----------
governmental) shall be pending or threatened with respect to this Amendment or any Credit Document or any documentation executed in connection herewith or therewith or the transactions contemplated hereby or thereby, or with respect to any material Indebtedness of the Borrower or which any Bank shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

          Section 2.07.  Fees, etc.  The Borrower shall have paid to the Agent
                         ---------
and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

All of the certificates, legal opinions and other documents and papers referred to in this Section 2, unless otherwise specified, shall have been delivered to the Agent at its Notice Office.

                                  ARTICLE III

                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          In order to induce the Agent, the Syndication Agent, the Documentation Agent and the Banks to enter into this Amendment, the Borrower makes the following representations, warranties and agreements as of the Amendment Effective Date, which shall survive the execution and delivery of this Amendment and the making of any Loans (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true and correct in all material respects only as of such date):

          Section 3.01.  Corporate Power and Authority.  The Borrower has the
                         -----------------------------
corporate power to execute, deliver and perform the terms and provisions of the Amendment Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Amendment Documents. The Borrower has, or in the case of the Amendment Documents (other than this Amendment), by the Amendment Effective Date will have, duly executed and delivered each of the Amendment Documents to which it is party, and this Amendment constitutes and, when executed and delivered, each other Amendment Document will constitute, its legal, valid and binding obligation enforceable in accordance with its terms.

          Section 3.02.  No Violation.  Neither the execution, delivery or
                         ------------
performance by the Borrower of the Amendment Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Agreement) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

          Section 3.03.  Governmental Approvals.  No order, consent, approval,
                         ----------------------
license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Amendment Effective
Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Amendment Document to which the Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Amendment Document.

          Section 3.04.  Financial Statements; Financial Condition.
                         -----------------------------------------

               (a) The consolidated balance sheets of the Parent and its Subsidiaries at December 31, 1998 and March 31, 1999, June 30, 1999 and September 30, 1999 and the related consolidated statements, of operations and cash flows of the Parent and its Subsidiaries for the fiscal year or period, as the case may be, ended on such date and heretofore furnished to the Agent present fairly, subject, in the case of such balance sheets as at March 31, 1999, June 30, 1999 and September 30, 1999 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments, the consolidated financial condition of the Parent and its Subsidiaries at such dates and the consolidated results of operations of the Parent and its Subsidiaries for the periods ended on such dates. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied, subject, in the case of such balance sheets as at March 31, 1999, June 30, 1999 and September 30, 1999 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments. Since September 30, 1999, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Parent or of the Borrower and its Subsidiaries taken as a whole.

               (b) The Borrower's annual statements and its financial statements as filed with the Department for the year ended December 31, 1998 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999 heretofore furnished to the Agent present fairly, subject, in the case of such financial statements as at March 31, 1999, June 30, 1999 and September 30, 1999 and for the three, six and nine months then ended, respectively, to year-end audit adjustments, the financial condition of the Borrower as of the respective dates of such statements. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the Wisconsin Insurance Law, all of the assets described therein were the absolute property of the Borrower at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such annual statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Borrower as of December 31 of the year covered thereby and of its income and deductions therefrom for the year ended on such date. Since September 30, 1999, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          Section 3.05.  Covered Portfolio.  Substantially all of the Insured
                         -----------------
Obligations in the Covered Portfolio on the Amendment Effective Date were insured by the Borrower under Insurance Contracts in the form or forms heretofore supplied to the Agent in accordance with the Borrower's underwriting criteria. The Borrower has no reason to believe that its rights included among the Collateral are not valid and binding against the obligors thereunder in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, except for such Collateral which, in the aggregate, could not reasonably be expected to have a material adverse effect on the right and ability of the Collateral Agent, in accordance with the Security Agreement, to realize upon the Collateral as a whole.

          Section 3.06.  Confirmation of Representations and Warranties.  The
                         ----------------------------------------------
Borrower hereby confirms that its representations and warranties set forth in the Credit Documents to which it is a party are true and correct in all material respects as of the date hereof (or, in the case of any representation or warranty set forth in any Credit Document which expressly refers by its terms to a specified date, as of such specified date).

                                  ARTICLE IV

                                 MISCELLANEOUS

          Section 4.01.  Credit Agreement.  Except as expressly modified as
                         ----------------
contemplated hereby, the Credit Agreement and the other Credit Documents are hereby confirmed to be in full force and effect in accordance with their respective terms. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Credit Agreement and the Credit Documents, and is not intended by any party and shall not be construed to constitute a novation thereof or of any Indebtedness of the Borrower thereunder. For purposes of the Credit Agreement and the other Credit Documents, the term "Banks" shall include each party which has executed this Amendment below as a Bank, and the term "Credit Documents" shall include this Amendment.

          Section 4.02.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made herein or in any Credit Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiry Date and shall continue in full force and effect so long as principal of or interest on any Loan or Note remains outstanding or unpaid, any other amount payable by the Borrower under the Credit Agreement, any Note or any other Credit Document remains unpaid or any other obligation of the Borrower to perform any other act hereunder or under the Credit Agreement, any Note or any other Credit Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to the Borrower under the Credit Agreement.

          Section 4.03.  Governing Law.  This Amendment and the rights and
                         -------------
obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

          Section 4.04.  Counterparts.  This Amendment may be executed in any
                         ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

          Section 4.05.  Effectiveness.  This Amendment shall become effective
                         -------------
as of December 2, 1999 (the "Amendment Effective Date") when the Borrower, the
                             ------------------------
Banks, the Agent, the Syndication Agent and the Documentation Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at its Notice Office and the conditions set forth in Section 2 shall have been satisfied or waived by the Banks, as evidenced by a written notice by the Agent to the Borrower confirming that the Agreement has become effective and setting forth the Amendment Effective Date. In the event that such written notice shall not have been delivered on or before December 10, 1999, the provisions of this Amendment shall become and be null and void.

          Section 4.06.  Headings Descriptive.  The headings of the several
                         --------------------
sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

          Section 4.07.  Amendment or Waiver.  Neither this Amendment nor any
                         -------------------
terms hereof may be changed, waived, discharged or terminated except as provided in Section 12.12 of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                    AMBAC ASSURANCE CORPORATION


                                    By /s/ Robert W. Starr
                                      --------------------
                                       Name:
                                       Title: FVP & Treasurer

                                    LANDESBANK HESSEN-THURINGEN
                                      GIROZENTRALE


                                    By /s/ Lisa S. Pent
                                      -----------------
                                       Name:
                                       Title: Senior Vice President, Manager


                                    By /s/ John A. Sarno
                                      ------------------
                                       Name:
                                       Title: Vice President, Portfolio Manager

                                    COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK
                                      B.A., "RABOBANK NEDERLAND",
                                      NEW YORK BRANCH


                                    By /s/ W. Pieter C. Kodde
                                      -----------------------
                                       Name:
                                       Title: Senior Vice President


                                    By /s/ Angela R. Reilly
                                      ---------------------
                                       Name:
                                       Title: Vice President

                                    BAYERISCHE LANDESBANK
                                     GIROZENTRALE


                                    By /s/ Scott M. Allison
                                      ---------------------
                                       Name:
                                       Title: First Vice President


                                    By /s/ Alexander Kohnert
                                      ----------------------
                                       Name:
                                       Title: First Vice President

                                    WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE, NEW YORK
                                     BRANCH


                                    By /s/ Lillian T. Lum
                                      -------------------
                                       Name:
                                       Title: Director


                                    By /s/ Anne T. McKenna
                                      --------------------
                                       Name:
                                       Title: Vice President

535 Madison Avenue                  LANDESBANK BADEN-
New York, New York 10022                WURTTEMBERG, NEW YORK
Attention:  Franz Waas                  BRANCH
Telecopy:  (212) 584-1702
                                    By______________________________
                                       Name:
                                       Title:


                                    By /s/ Orly Watson
                                      ----------------
                                       Name:
                                       Title: Vice President

                                    FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA


                                    By /s/ Thomas L. Stitchberry
                                      --------------------------
                                       Name:
                                       Title: Senior Vice President

                                    KBC BANK N.V.


                                    By /s/ Patrick L. Owens
                                      ---------------------
                                       Name:
                                       Title: Vice President


                                    By /s/ Robert Snauffer
                                      --------------------
                                       Name:
                                       Title: First Vice President

                                    LLOYDS TSB BANK PLC (formerly
                                     known as Lloyds Bank PLC)


                                    By /s/ Louise Miller
                                      ------------------
                                       Name:
                                       Title: Assistant VP, Structured Finance

                                    THE CHASE MANHATTAN BANK


                                    By /s/ Robert A. Fester
                                      ---------------------
                                       Name:
                                       Title: Vice President

222 Broadway                        BARCLAYS BANK PLC
New York, New York 10038
Attention:  Richard Herder
                                    By /s/ Richard Herder
                                      -------------------
                                       Name:
                                       Title: Director

                                    BANK OF AMERICA, NA (formerly,
                                     known as Nationsbank, N.A.), individually and as Syndication Agent


                                    By /s/ Joan L. D'Amico
                                      --------------------
                                       Name:
                                       Title: Principal

Insurance Division                  THE BANK OF NEW YORK,
One Wall Street, 17/th/ Floor           Individually and as Documentation Agent
New York, New York 10288
Attention:  Andrew Pollard
Telecopy:  (212) 809-9520           By /s/ Andrew J. Pollard
                                      ----------------------
                                       Name:
                                       Title: Vice President

                                    DEUTSCHE BANK AG,
                                     NEW YORK BRANCH,
                                     Individually and as Agent


                                    By /s/ George-Ann Tobin
                                      ---------------------
                                       Name:
                                       Title: Managing Director


                                    By /s/ John S. McGill
                                      -------------------
                                       Name:
                                       Title: Director

                                                                      SCHEDULE 1
                                                              TO FIRST AMENDMENT

                                  COMMITMENTS
                                  -----------


                                    PART A
                                  Commitments
                                  -----------

Name                                                                                    Commitment
----                                                                                    ----------

Landesbank Hessen-Thuringen Girozentrale                                             $110,000,000.00
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,                                  80,000,000.00
 "Rabobank Nederland", New York Branch
The Bank of New York                                                                   75,000,000.00
Bayerische Landesbank Girozentrale                                                     75,000,000.00
Westdeutsche Landesbank Girozentrale, New York Branch                                  75,000,000.00
Deutsche Bank AG, New York Branch                                                      70,000,000.00
Landesbank Baden-Wurttemburg, New York Branch                                          50,000,000.00
Bank of America, NA                                                                    45,000,000.00
First Union National Bank of North Carolina                                            40,000,000.00
KBC Bank N.V.                                                                          40,000,000.00
Lloyds TSB Bank PLC                                                                    35,000,000.00
The Chase Manhattan Bank                                                               30,000,000.00
Barclays Bank PLC                                                                      25,000,000.00
                                                                                     ---------------
  Total                                                                              $750,000,000.00

                                    PART B

                                 Part B Banks
                                 ------------

Name
----

Bank of America, NA
The Bank of New York
Barclays Bank PLC
The Chase Manhattan Bank
Deutsche Bank AG, New York Branch
First Union National Bank of North
  Carolina
KBC Bank N.V.
Lloyds TSB Bank PLC
Westdeutsche Landesbank Girozentrale,
  New York Branch

                                     (ii)

                                    PART C
                      Part C Banks/Contingent Commitments
                      -----------------------------------


Name                                                           Commitment
----                                                           ----------

Bayerische Landesbank Girozentrale                        $100,000,000.00
Cooperatieve Centrale Raiffeisen-                           66,500,000.00
 Boerenleenbank B.A., "Rabobank                             -------------
  Nederland", New York Branch
                       Total                              $166,500,000.00


                                     (iii)

                                                                     EXHIBIT A-1
                                                              TO FIRST AMENDMENT

           Form of Opinion of Senior General Counsel of the Borrower
           ---------------------------------------------------------

                                                                     EXHIBIT A-2
                                                              TO FIRST AMENDMENT

                    Form of Opinion of Shearman & Sterling
                    --------------------------------------

                                                                     EXHIBIT A-3
                                                              TO FIRST AMENDMENT

                  Form of Opinion of DeWitt Ross & Stevens SC
                  -------------------------------------------

                                                                       EXHIBIT B
                                                              TO FIRST AMENDMENT

                          AMBAC ASSURANCE CORPORATION

                             Officers' Certificate

          I, the undersigned, Executive Vice President and Chief Financial Officer of Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Borrower"), DO HEREBY CERTIFY that:

          1. This Certificate is furnished pursuant to Section 2.04(a) of the First Amendment, dated December 2, 1999 (the "First Amendment"), to the Amended and Restated Credit Agreement, dated as of December 2, 1998, among the Borrower, various Banks, Bank of America, NA, as Syndication Agent, The Bank of New York, as Documentation Agent, and Deutsche Bank AG, New York Branch, as Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

          2. The persons named below have been duly elected, have duly qualified as and at all times since ____________, 1999 (to and including the date hereof) have been officers of the Borrower, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.


     Name                         Office                         Signature
  ----------                  -------------                    -------------
Frank J. Bivona       Executive Vice President and Chief
                         Financial Officer                 ____________________

Stephen D. Cooke      Senior Vice President, General
                         Counsel and Secretary             ____________________

Robert W. Starr       First Vice President and Treasurer   ____________________


          3. There have been no amendments adopted to the Borrower's Restated Articles of Incorporation or By-laws since December 2, 1998, and the copies thereof attached to the certificate, dated December 2, 1998 and delivered to the Agent pursuant to Section 5.04(a) of the Credit Agreement, remain true and correct copies thereof.

          4. Attached hereto as Annex A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Borrower at a meeting on October 27, 1999, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Annex A, no resolutions have been adopted by the Board of Directors of the Borrower which deal with the execution, delivery or performance of any of the Credit Documents, other than as may have been superseded or replaced by the resolutions attached hereto.

          5. On the date hereof, the representations and warranties contained in Article 3 of the First Amendment are true and correct.

          6. On the date hereof, no Default or Event of Default has occurred and is continuing.

          7. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

          IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of December, 1999.

                                   AMBAC ASSURANCE CORPORATION

                                   _________________________________________
                                   Name:  Frank J. Bivona
                                          Executive Vice President and Chief
                                          Financial Officer

I, the undersigned, Secretary of the Borrower, DO HEREBY CERTIFY that:

          1. Frank J. Bivona is the duly elected and qualified Executive Vice President and Chief Financial Officer of the Borrower and the signature above is his genuine signature.

          2. The certifications made by Frank J. Bivona in items 2, 3 and 4 above are true and correct.

          3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

          IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of December, 1999.

                                 AMBAC ASSURANCE CORPORATION


                                 ______________________________________
                                 Name:   Stephen D. Cooke
                                 Title:  Senior Vice President, General
                                         Counsel and Secretary

                                      B-3